SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2005

American Wagering, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-20685	88-0344658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Grier Drive, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 735-0101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 26, 2005, the United States Bankruptcy Court for the District of Nevada issued an order closing the Chapter 11 cases of American Wagering, Inc. (“AWI”) and its wholly-owned subsidiary, Leroy’s Horse Sports Place, Inc. (“Leroy’s”). The Chapter 11 cases were officially closed as a result of the estates having been fully administered and all required distributions having been made. The appeal by Michael Racusin to the United States Court of Appeals for the Ninth Circuit, of the April 14, 2005 ruling by the United States Bankruptcy Appellate Panel of the Ninth Circuit, remains pending.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2005.

AMERICAN WAGERING, INC.

By:	/s/ Timothy F. Lockinger
	Name:	Timothy F. Lockinger
	Title:	Chief Financial Officer
Principal Accounting Officer

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